UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2017

STEVEN MADDEN, LTD.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23702	13-3588231

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52-16 Barnett Avenue, Long Island City, New York 11104

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 446-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Steven Madden, Ltd. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on May 26, 2017. At the Annual Meeting, the stockholders of the Company voted on the following proposals:

Proposal Number 1. To elect the eight nominees named in the Company’s proxy statement for the Annual Meeting (the “Proxy Statement”), filed with the Securities and Exchange Commission on April 5, 2017, to the Board of Directors of the Company to serve as directors until the next Annual Meeting of the Company’s stockholders and until their successors are duly elected and qualified. Each nominee for director was elected by a vote of the stockholders as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Arvind Dharia	52,760,019	1,722,851	2,512,572
Rose Peabody Lynch	53,990,973	491,897	2,512,572
Peter Migliorini	50,452,635	4,030,235	2,512,572
Richard P. Randall	53,507,503	975,367	2,512,572
Ravi Sachdev	54,163,091	319,779	2,512,572
Thomas H. Schwartz	50,463,370	4,019,500	2,512,572
Robert Smith	53,973,232	509,638	2,512,572
Amelia Newton Varela	53,162,971	1,319,899	2,512,572

            Proposal Number 2.    To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.  The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,694,990	1,292,183	8,269	-0-

            Proposal Number 3. To approve, on a non-binding advisory basis, the compensation of certain executive officers of the Company as disclosed in the Proxy Statement. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,988,349	2,480,587	13,934	2,512,572

           Proposal Number 4. To recommend, on a non-binding advisory basis, the frequency of future advisory votes on executive compensation. The stockholders voted in favor of holding an advisory vote to approve executive compensation every year. The final results of this advisory vote were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
46,185,266	4,463	8,280,575	12,566	2,512,572

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2017

STEVEN MADDEN, LTD.

By:	/s/ Arvind Dharia
Arvind Dharia
Chief Financial Officer